UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)    February 24, 2017

PARAGON COMMERCIAL CORPORATION
(Exact name of registrant as specified in its charter)
North Carolina	001-37802	56-2278662
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3535 Glenwood Avenue Raleigh, North Carolina	27612
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code    (919) 788-7770

Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01    Regulation FD Disclosure.

On February 24, 2017, the Chief Executive Officer and Chief Financial Officer of Paragon Commercial Corporation (the “Registrant”) made a presentation regarding the Registrant’s business to various members of the investment community. A copy of the presentation is filed with this report as Exhibit 99.1 and incorporated in its entirety by reference herein.

Pursuant to General Instruction B.2 of Current Report on Form 8-K, the information contained in, or incorporated into, Item 7.01, including the press release attached as Exhibit 99.1, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any registration statement or other filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference to such filing.

Item 9.01    Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit No.	Description of Exhibit
99.1	Presentation Materials

This Current Report on Form 8-K (including information included or incorporated by reference herein) may contain, among other things, certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, without limitation, (i) statements regarding certain of Registrant’s goals and expectations, and (ii) statements preceded by, followed by or that include the words “may,” “could,” “should,” “would,” “believe,” “anticipate,” “estimate,” “expect,” “intend,” “plan,” “projects,” “outlook” or similar expressions. These statements are based upon the current belief and expectations of Registrant’s management and are subject to significant risks and uncertainties that are subject to change based on various factors (many of which are beyond Registrant’s control).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PARAGON COMMERCIAL CORPORATION

Date: February 28, 2017	By:	/s/ Steven E. Crouse
Steven E. Crouse
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
99.1	Presentation Materials

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